UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) April 21, 2011


                                  SUNERGY, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    000-52767
                            (Commission File Number)

                                       N/A
                        (IRS Employer Identification No.)

       14362 N. Frank Lloyd Wright Blvd., Suite 1000, Scottsdale, AZ 85260
              (Address of principal executive offices and Zip Code)

                                  480.477.5810
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On April 21, 2011 we appointed Mr. Mark Shelley as our Secretary, Treasurer and Director.

Since 1990 Mr. Shelley has been the principal of Shelley International CPA, a PCAOB registered audit firm, and Mark Shelley CPA, a tax and accounting CPA firm, based in Mesa, Arizona. In this capacity he has provided a wide range of audit, tax, finance, accounting and consulting services to public and private corporations in various industries. Mr. Shelley received his CPA designation from the state of Arizona in 1981, and holds a Bachelor of Science in accounting from Brigham Young University. He is a member of the Arizona Society of CPAs and the American Institute of CPAs. He is 59 years old.

Mr. Shelley will also serve as Chairman of our Audit Committee.

ITEM 7.01 REGULATION FD DISCLOSURE

On April 21, 2011 we issued the a press release announcing Mark Shelley's appointment as a director and officer of our company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press Release dated April 21, 2011.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNERGY INC.


/s/ Bryan Miller
--------------------------------
Bryan Miller
President and Director

Dated: May 2, 2011

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